SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.   20549


                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
                June 18, 1997 (May 29, 1997)

              ADVANCED GAMING TECHNOLOGY, INC.

     (Exact Name of Registrant as Specified in Charter)

        2482-650 West Georgia Street, P.O. Box 11610
         Vancouver, British Columbia, Canada V6B 4N9

          (Address of Principal Executive Offices)

          Wyoming             000-21991      98-0152226

(State of Other Jurisdiction  (Commission    (IRS Employer
      of Incorporation)        File Number)   Identification
No.)

     Registrant's telephone number, including area code:
                       (604) 689-8841



    (Former Name or Former Address, if Changed Since Last
                           Report)


Item 9.  Sales of Equity Securities Pursuant to Regulation
S.

     Information concerning recent sales by the registrant of equity securities that were not registered under the Securities Act of 1933 in reliance upon Regulation S under that Act is set forth below. No underwriters were involved in the transactions, except that a finder's fee of 12% was paid to Select Capital Advisors, Inc. in connection with the sale of the convertible debentures, and the registrant did not publicly offer any securities.

     (a) Effective as of May 29, 1997, an aggregate of 941,076 shares were issued upon conversion of convertible debentures, as follows: Asia Equities, Inc., 196,078 shares upon conversion of $80,000 of a $300,000 debenture; Josef Schonkopf, 122,549 shares and 382,653 shares upon conversions of $50,000 and $150,000 of a $312,500 debenture; Lockwood Resources Limited, 95,663 shares upon conversion of $37,500 of a $187,500 debenture; and Elizabeth Mayer, 16,582 shares upon conversion of $6,500 of a $62,500 debenture.

     (b) Effective as of May 29, 1997, 71,400 shares to
Kimbell Holdings Ltd. upon conversion of a promissory note issued to secure payment of a finder's fee.

     (c) Effective as of June 4, 1997, 84,710 shares to
Richard L. Coglon Law Corporation as partial payment of a finder's fee.

     (d) Effective as of June 6, 1997, an aggregate of 678,286 shares upon conversion of convertible debentures, as follows: Elizabeth Mayer, 118,644 shares upon conversion of $56,000 of a $62,500 debenture; Thomson, Kernaghan & Co. Ltd., 264,831 shares upon conversion of a $125,000 debenture; and Passy Holding, 294,811 shares upon conversion of $125,000 of a $250,000 debenture.

     (e) Effective as of June 9, 1997, an aggregate of 42,716 shares in payment in advance of the first three months interest in respect of certain convertible debentures, as follows: UFH Endowment Ltd., 14,044 shares;
Austost Anstalt Schaan, 14,044 shares; EBC Zurich AG, 1,744 shares; Richmond Capital Management Limited, 4,030 shares;
De Affiliate, 4,359 shares; and Alfred H. Maniotti, 4,495 shares.

     (f) Effective as of June 13, 1997, 100,000 shares each to Terry Sklavenitis and Robin Smith upon each's conversion of a $25,000 promissory note.

     (g) Effective as of June 13, 1997, 121,359 shares to FT
Trading upon conversion of $50,000 of a $275,000 convertible debenture.

     (h) Effective as of June 13, 1997, 191,327 shares to
Passy Holding upon conversion of $75,000 of a $250,000 convertible debenture.

     (i) Effective as of June 13, 1997, 72,674 shares to
Mayer Kaufman upon conversion of $25,000 of a $62,500 convertible debenture.

     (j) Effective as of June 16, 1997, 69,444 shares to
Paril Holding upon conversion of $25,000 of a $400,000 convertible debenture.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ADVANCED GAMING TECHNOLOGY, INC.
June 18, 1997
                    By:  /s/ Robert C. Silzer, Jr.
                         Vice President and a Director


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